                                                                   EXHIBIT 10.24



                            DEBT CONVERSION AGREEMENT


                                      among

                  INTERNATIONAL INTEGRATED INDUSTRIES, L.L.C.,
                       a Nevada limited liability company,


                          MEDICAL DEVICE ALLIANCE INC.
                              a Nevada Corporation


                                       and


                           MCMARK LIMITED PARTNERSHIP,
                          a Nevada limited partnership




                           ---------------------------

                          Effective as of July 8, 1998

                           ---------------------------








THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY RECOMMENDED THE SECURITIES, PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED BY AN INVESTOR UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS IS AVAILABLE.

                            DEBT CONVERSION AGREEMENT

         This DEBT CONVERSION AGREEMENT (this "Agreement") is effective as of July 8, 1998, by Medical Device Alliance Inc., a Nevada corporation (the "Purchaser"), and International Integrated Industries, L.L.C., a Nevada limited liability company (the "Seller"), and McMark Limited Partnership, a Nevada limited partnership (the "Partnership").

                                    RECITALS

         WHEREAS, the Seller is obligated, under the terms of that certain Revolving Promissory Note (the "Note") made by the Seller in favor of the Purchaser, to repay the Purchaser principle and interest for certain loans made by the Purchaser to the Seller between April 1997 and July 1998;

         WHEREAS, the Partnership is the owner of that certain real property located at 1170 Mark Avenue, Carpinteria, California 93013 (the "Property") which is currently occupied by the Purchaser's principal operating subsidiary, LySonix Incorporated;

         WHEREAS, the current outstanding principal of the Note at July 8, 1998, was $8,315,201.82 and the accrued interest on the principal amount of the Note at July 8, 1998, was $84,665.11;

         WHEREAS, the Seller, the Partnership and the Purchaser have determined that it is desirable to restructure and satisfy the Seller's payment obligations under the Note through (i) the transfer of 860,000 fully paid and nonassessable shares of Common Stock of Inamed Corporation, a Florida corporation (the "Issuer"), held by or issuable to the Seller (the "Common Stock"), and (ii) transfer of the Partnership's right, title and interest in and to the Property (the "Debt Conversion"); and

         WHEREAS, the Purchaser has determined that approval of the Debt Conversion in cancellation of all of the Seller's obligations under the Note is in the best interest of the Purchaser and its shareholders:

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Partnership and the Seller, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

SECTION 1. DEBT CONVERSION


         1.01 SATISFACTION AND CANCELLATION OF DEBT. The repayment obligation of the Seller under the terms of the Note consisting of outstanding principal of Eight Million Three Hundred Fifteen Thousand Two Hundred One Dollars and Eighty-Two Cents ($8,315,201.82) and the accrued interest of Eighty-Four Thousand Six Hundred Sixty-Five Dollars and Eleven Cents ($84,665.11) (collectively, the "Debt"), shall be fully satisfied, and the Note canceled, by (i) the Seller's transfer to the Purchaser of the Common Stock and warrants pursuant to Section 1.02 and (ii) the Partnership's transfer to the Purchaser of the Property pursuant to Section 1.03 of this Agreement.


         1.02 PURCHASE AND SALE OF SHARES The Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, all of the right, title, and interest of the Seller in and to the 860,000 shares of Common Stock at a price of $7.5625 per share, on the Effective Date (as defined below), on the terms and subject to the conditions set forth herein. Seller agrees to assign warrants to purchase 260,000 shares of Issuer's Common Stock at $12.40 per share, subject to the terms and conditions of Issuer's Warrant Agreement (the "Warrants").


                  (a) PURCHASE PRICE. The aggregate purchase price for the Common Stock is Six Million Five Hundred Three Thousand Seven Hundred Fifty Dollars ($6,503,750) (the "Shares Purchase Price"), payable on the Effective Date in the manner provided in Section 1.02(b).


                  (b) PAYMENT OF PURCHASE PRICE. On the Effective Date, the Seller shall assign and transfer to the Purchaser (or cause to be issued to the Purchaser) all of the Seller's right, title and interest in and to the Common Stock by delivering to the Purchaser a certificate or certificates representing the Common Stock, in genuine and unaltered form, issued in the Purchaser's name or duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached. With respect to 200,000 shares of such Common stock which is subject to a pledge in favor of Inamed Corporation, such shares shall be subject to such pledge and delivery thereof shall be effected at such time as such pledge is terminated. The Purchaser agrees and acknowledges that upon such transfer, the Six Million Five Hundred Three Thousand Seven Hundred Fifty Dollars ($6,503,750) of the Debt under the Note shall be paid. On the Effective Date, the Purchaser shall make a notation on the Note reflecting such payment under the Note.


         1.03 PURCHASE AND SALE OF REAL ESTATE. The Partnership agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, all of the right, title, and interest of the Partnership in and to the Property, on the Effective Date, on the terms and subject to the conditions set forth herein.


                  (a) PURCHASE PRICE. The purchase price for the Property is One Million Eight Hundred Ninety-Six Thousand One Hundred Sixteen Dollars and Ninety-Three Cents ($1,896,116.93) (the "Property Purchase Price"), which the parties acknowledge as fair market value, payable as soon as practicable following the Effective Date in the manner provided in Section 1.03(b).


                  (b) PAYMENT OF PURCHASE PRICE. As soon as practicable following the Effective Date, the Partnership shall assign and transfer to the Purchaser all of the Partnership's right, title and interest in and to the Property. Upon receipt by the Partnership and the Purchaser of the consent to such transfer by the holder of the first trust deed encumbering the Property (the



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

"Consent") the Partnership shall deliver to the Purchaser a grant deed relating to the property. The Purchaser agrees and acknowledges that upon such transfer of the Partnership's right, title and interest in and to the property another One Million Eight Hundred Ninety-Six Thousand One Hundred Sixteen Dollars and Ninety-Three Cents ($1,896,116.93) of the Debt shall be paid. Upon the effectiveness of such transfer, the Purchaser shall deliver to the Seller the original of the Note and such other evidence of satisfaction of the Debt as the Seller shall reasonably request.


         1.04 EFFECTIVE DATE. The consummation of the transactions contemplated by Sections 1.02 and 1.03 of this Agreement (the "Effective Date") is now agreed to have taken place on July 8, 1998.


SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE SELLER


         The Seller represents and warrants to the Purchaser that:


         2.01 DUE ORGANIZATION; AUTHORIZATION.


                  (a) The Seller is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to (i) conduct its business in the manner in which it is now being conducted, (ii) own and use its assets in the manner in which its assets are now being owned and used and (iii) execute and deliver this Agreement.


                  (b) All action on the part of the Seller, its members and managers necessary for the authorization, execution and delivery of this Agreement has been taken by the Seller. This Agreement constitutes valid and legally binding obligations of the Seller, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor's rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.


         2.02 TITLE TO ASSETS. The Seller owns, and has good and valid title to, or the right to have title to, all assets purported to be owned by it, including the Common Stock and Warrants. All of said assets are owned by the Seller free and clear of any liens or other encumbrances, except for (i) any lien for current taxes not yet due and payable and (ii) minor liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Seller.


         2.03 NO CONFLICT. The execution or the delivery by the Seller of this Agreement or the performance by the Seller of its obligations hereunder or the consummation of the transactions contemplated hereby will not (A) conflict with or result in any violation or constitute a default under the governing instruments of the Seller or any agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, or any judgment, decree, order, law or regulation by which the Seller or any of its properties or assets is bound, or (B) result in the



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

creation or imposition of any lien, security interest, charge, encumbrance, restriction or claim of any nature upon, or give to others any interest or right, including any right of termination or cancellation, in or with respect to, or otherwise adversely affect, any property, asset or business of the Seller, or (C) require the Seller to obtain or make any consent, authorization, approval, registration, declaration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court of any governmental agency, board, bureau, body, department or authority of any United States or foreign jurisdiction, except those which have been completed at the date of this Agreement, or (D) conflict with any other restriction of any kind or character to which the Seller is subject or to which any of its properties is bound.


         2.04 COMPLIANCE WITH OTHER INSTRUMENTS. The Seller is not in violation or in default in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Seller. The execution, delivery and performance by the Seller of this Agreement, and the consummation of the transaction contemplated hereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Seller or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval applicable to the Seller, its business or operations, or any of its assets or properties.


         2.05 FULL DISCLOSURE. This Agreement does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein not false or misleading.


SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP


         The Partnership represents and warrants to the Purchaser that:


         3.01 DUE ORGANIZATION; AUTHORIZATION.


                  (a) The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to (i) conduct its business in the manner in which it is now being conducted, (ii) own and use its assets in the manner in which its assets are now being owned and used and (iii) execute and deliver this Agreement.


                  (b) All action on the part of the Partnership and its partners necessary for the authorization, execution and delivery of this Agreement has been taken by the Partnership. This Agreement constitutes valid and legally binding obligations of the Partnership, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor's rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.



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

         3.02 TITLE TO ASSETS. The Partnership owns, and has good and valid title to, all assets purported to be owned by it, including the Property. All of said assets are owned by the Partnership free and clear of any liens or other encumbrances, except for (i) the lien in favor of the holder of the first trust deed against the Property, (ii) any lien for current taxes not yet due and payable and (iii) minor liens that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Partnership.


         3.03 NO CONFLICT. The execution or the delivery by the Partnership of this Agreement or the performance by the Partnership of its obligations hereunder or the consummation of the transactions contemplated hereby will not
(A) conflict with or result in any violation or constitute a default under the governing instruments of the Partnership or, following the Consent, any agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, or any judgment, decree, order, law or regulation by which the Partnership or any of its properties or assets is bound, or (B) following the Consent, result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or claim of any nature upon, or give to others any interest or right, including any right of termination or cancellation, in or with respect to, or otherwise adversely affect, any property, asset or business of the Partnership, or (C) other than the Consent and the recording of a grant deed, require the Partnership to obtain or make any consent, authorization, approval, registration, declaration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court of any governmental agency, board, bureau, body, department or authority of any United States or foreign jurisdiction, except those which have been completed at the date of this Agreement, or (D) following the Consent, conflict with any other restriction of any kind or character to which the Partnership is subject or to which any of its properties is bound.


         3.04 COMPLIANCE WITH OTHER INSTRUMENTS. The Partnership is not in violation or in default in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Partnership. Following the Consent to which this Agreement is subject, the execution, delivery and performance by the Partnership of this Agreement, and the consummation of the transaction contemplated hereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Partnership or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Partnership, its business, or operations, or any of its assets or properties.


         3.05 FULL DISCLOSURE. This Agreement does not (i) contain any representation, warranty or information that is false or misleading with respect to any material fact or (ii) omit to state any material fact necessary in order to make the representations, warranties and information contained and to be contained herein and therein not false or misleading.



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

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER


         The Purchaser represents and warrants to the Seller that:


         4.01 DUE ORGANIZATION; AUTHORIZATION.


                  (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full corporate power and authority to (i) conduct its business in the manner in which it is now being conducted, (ii) own and use its assets in the manner in which its assets are now being owned and used and (iii) execute and deliver this Agreement.


                  (b) All corporate action on the part of the Purchaser, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken by the Purchaser. This Agreement constitutes valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor's rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.


         4.02 DISTRIBUTION. The Purchaser is not acquiring the Common Stock with a view to the distribution or sale of the Common Stock in violation of the Securities Act of 1933, as amended (the "Securities Act"), subject, however, to any requirement of law that the disposition of its property be at all times within its control.


         4.03 TRANSFER OF COMMON STOCK. The Purchaser will not sell, assign or transfer all or any part of the Common Stock acquired by them unless the Purchaser shall have furnished to the Issuer, if reasonably requested to do so, either (i) an opinion, reasonably satisfactory to counsel for the Issuer, to the effect that the proposed sale or transfer may be made without registration under the Securities Act, or (ii) an interpretive letter from the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Securities Act, in either case accompanied by evidence reasonably satisfactory to the Issuer that such transfer will be in compliance with applicable state securities laws; provided, however, that the foregoing conditions shall not apply with respect to any transfer pursuant to an effective registration statement under the Securities Act, or with respect to any repurchase of the Common Stock by Seller.


         Upon the assignment or transfer by the Purchaser of all or any part of the Common Stock or its interest therein pursuant to this Section 4.03, the term "Purchaser" as used herein shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest; provided, however, that the foregoing shall not apply with respect to any transfer pursuant to an effective registration statement under the Securities Act or pursuant to Section 4(1) of the Securities Act.


         Purchaser also agrees that, until June 17, 2003, Purchaser, without the consent of the Issuer's Board of Directors, 1) will not participate in or otherwise support in any manner any



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proxy contest on any issue submitted to a vote or consent of stockholders; 2)
not commence a tender offer for any shares of the Issuer's common stock, or otherwise make any proposal for a business combination, recapitalization or other similar transaction, or other major corporate transaction involving the Issuer; 3) not transfer any of the shares of Common Stock beneficially owned in one or a series of transactions in a manner which would result in the acquiror(s) owning 5% or more of the outstanding common stock of the Issuer, except (a) transfers by will or the laws of descent and distribution, or (b) transfers to Seller, provided that in both such instances the transferees would continue to be bound by this Section 5; 4) vote all of the shares of Common Stock owned (including shares which may be acquired after today) in proportion to the votes (or abstentions) of all other shareholders on any matter submitted to a vote or consent of stockholders, except for a vote to any proposed business combination, recapitalization or other similar transaction, in which case Purchaser may vote the shares; 5) not join in any "group" or otherwise take any action, directly or indirectly, which may contravene the purposes or intentions of this Section 5.


         4.04 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is acquiring the Common Stock for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of their property shall at all times be within their control. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Common Stock. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Common Stock for an indefinite period. The Purchaser acknowledges that the Common Stock being acquired by it is not being registered under the Securities Act on the grounds that the issuance of such securities is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering.


         4.05 LEGAL COMPLIANCE. The purchase of the Common Stock by the Purchaser will not violate in any material respect any present law, rule or regulation binding upon the Purchaser so as to have a material adverse effect on the Issuer; provided, that in the event the foregoing representation is incorrect, the Purchaser shall take such reasonable action within the Purchaser's power as may be reasonably necessary to comply in all material respects with such laws, rules and regulations; and neither the Issuer nor any other person shall have any other right, claim or remedy against the Purchaser as a result thereof.


         4.06 PRIVATE PLACEMENT; LEGENDS. The Purchaser acknowledges, and agrees, that the Common Stock has not been registered under the Securities Act. Unless counsel to the Issuer shall have advised the Issuer that such legend is no longer needed, each certificate evidencing the Common Stock shall bear a legend in substantially the following form:


         The securities represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any



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

         applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required.


SECTION 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER


         The obligations of the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Effective Date and on the date of transfer of the Property of each of the following conditions:


         5.01 ACCURACY OF REPRESENTATIONS. The representations and warranties made by the Seller and the Partnership in this Agreement and in each of the other agreements and instruments delivered to Purchaser in connection with the transactions contemplated by this Agreement shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate in all material respects as of the Effective Date and the date of the transfer of the Property as if made on such respective date, except as to matters previously approved by the Purchaser in writing.


         5.02 NO MATERIAL ADVERSE EFFECT. Since the date of this Agreement, there shall not have occurred any change or development, or any combination of changes or developments, that would reasonably be expected to have a material adverse effect the Seller's or the Partnership's ability to perform its respective obligations under this Agreement or on this Property.


SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER AND THE PARTNERSHIP


         6.01 CONDITIONS TO THE EFFECTIVE DATE. The obligations of the Seller and the Partnership to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Effective Date and on the date of the transfer of the Property, of each of the following conditions:


         (a) The representations and warranties made by the Purchaser in this Agreement and in each of the other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated by this Agreement shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate in all material respects as of the Effective Date and the date of the transfer of the Property as if made on such respective date, except as to matters previously approved by the Seller and the Partnership in writing.


         (b) Since the date of this Agreement, there shall not have occurred any change or development, or any combination of changes or developments, that would reasonably be expected to have a material adverse effect on the Purchaser's ability to perform its obligations under this Agreement.


         6.02 CONDITIONS TO TRANSFER OF PROPERTY. The issuance of a grant deed evidencing the transfer of the Property shall be conditioned upon and subject to the receipt of the Consent (see 1.03 (b)).



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

SECTION 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION


         7.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the parties hereto shall survive the Effective Date and shall expire on the first (1st) anniversary of the Effective Date (the "Expiration Date"), provided, however, that to the extent that a claim for indemnification by the Purchaser has been asserted against the Seller or the Partnership, or by the Partnership or the Seller against the Purchaser, for an alleged inaccuracy in or breach of said representations and warranties, such claim shall survive the Expiration Date until such date as such claim is fully and finally resolved.


         7.02 INDEMNIFICATION BY THE SELLER AND THE PARTNERSHIP. The Seller and the Partnership, severally and not jointly, shall hold harmless and indemnify the Purchaser from and against, and shall compensate and reimburse the Purchaser for any damages which are directly or indirectly suffered or incurred by the Purchaser or to which the Purchaser may otherwise become and which arise from or as a result of, or are directly or indirectly connected with any inaccuracy in or breach of any representation or warranty made by the Seller or the Partnership, respectively, contained in this Agreement or contained in any other document or instrument delivered by the Seller or the Partnership, respectively, to the Purchaser.


         7.03 INDEMNIFICATION BY THE PURCHASER. The Purchaser shall hold harmless and indemnify the Seller and the Partnership from and against, and shall compensate and reimburse the Seller and the Partnership for any damages which are directly or indirectly suffered or incurred by the Seller or the Partnership or to which the Seller or the Partnership may otherwise become and which arise from or as a result of, or are directly or indirectly connected with any inaccuracy in or breach of any representation or warranty made by the Purchaser contained in this Agreement or contained in any other document or instrument delivered by the Purchaser to the Seller.


SECTION 8. ARBITRATION


         8.01 ARBITRATION. Any action to enforce or interpret this Agreement or to resolve disputes between the parties hereto or by or against any party hereto shall be settled by arbitration in accordance with the rules of the American Arbitration Association. Such demand shall set forth the nature of the matter to be resolved by arbitration. The Arbitration shall be conducted by one arbitrator in Las Vegas, Nevada. The prevailing party shall be entitled to reimbursement of attorney fees, costs and expenses incurred in connection with the arbitration including the costs of the arbitrator. All decisions of the arbitrator shall be final, binding and conclusive on all parties. Judgment may be entered upon any such decision in accordance with applicable law in any court having jurisdiction thereof.


SECTION 9. MISCELLANEOUS PROVISIONS


         9.01 FURTHER ASSURANCES. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other



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

actions, as such other party may reasonably request prior to, at or after the Effective Date for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.


         9.02 ATTORNEYS' FEES. If any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which the prevailing party may be entitled.


         9.03 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

                  if to the Purchaser:

                           Medical Device Alliance Inc.
                           3800 Howard Hughes Parkway, Suite 1800
                           Las Vegas, NV 89109
                           Telephone:       702-791-2910
                           Facsimile:       702-791-5365


                  if to the Seller:

                           International Integrated Industries, L.L.C.
                           3800 Howard Hughes Parkway, Suite 1800
                           Las Vegas, NV 89109
                           Telephone:       702-791-2519
                           Facsimile:       702-791-3253


                  if to the Partnership:

                           McMark Limited Partnership
                           4432 S. Rainbow, Suite 457
                           Las Vegas, NV 89103
                           Telephone:       702-791-2519
                           Facsimile:       702-791-3253



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


         9.04 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Nevada (without giving effect to principles of conflicts of laws).


         9.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall be enforceable by and inure solely to the benefit of, the parties hereto and their successors and assigns; provided, however, that this Agreement may not be assigned by any party without the written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect. None of the provisions of this Agreement are intended to provide any rights or remedies to any person other than the parties hereto and their respective successors and assigns (if any).


         9.06 REMEDIES CUMULATIVE; SPECIFIC PERFORMANCE. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.


         9.07 WAIVER.


                  (a) No failure on the part of any person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.


                  (b) No person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.


         9.08 AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.


         9.09 SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         9.10 ENTIRE AGREEMENT. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto relating to the subject matter hereof and, supersede all prior and contemporaneous agreements and understandings among or between any of the parties relating to the subject matter hereof.


         9.11 CONSTRUCTION.


                  (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.


                  (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.


                  (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."


                  (d) Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to numbered sections of this Agreement.


         9.12 HEADINGS. The bold-faced section headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.


         9.13 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Purchaser or its counsel and the Purchaser and its counsel will provide all of the parties hereto with a copy of the entire Agreement.

IN WITNESS WHEREOF, the undersigned have made and entered into this Debt Conversion Agreement, executed on October 15, 1998.


                                        MEDICAL DEVICE ALLIANCE INC.,
                                        a Nevada corporation


                                        By:    /s/ Charles E. Barrantes
                                           --------------------------------------------------
                                        Name:      Charles E. Barrantes
                                             ------------------------------------------------
                                        Title:     Vice President and Chief Financial Officer
                                              -----------------------------------------------

                                        INTERNATIONAL INTEGRATED INDUSTRIES, L.L.C.
                                        a Nevada limited liability company


                                        By:    /s/ Donald K. McGhan
                                           -------------------------------------
                                        Name:      Donald K. McGhan
                                             -----------------------------------
                                        Title:     Managing Member
                                              ----------------------------------

                                        MCMARK LIMITED PARTNERSHIP,
                                        a Nevada limited partnership


                                        By:        McGhan Management Corporation
                                           -------------------------------------
                                        Title:     General Partner
                                              ----------------------------------
                                        By:    /s/ Donald K. McGhan
                                           -------------------------------------
                                        Title:     President and Chairman
                                              ----------------------------------